Elicio Therapeutics Appoints Preetam Shah, Ph.D., MBA, as Chief Strategy and Financial Officer BOSTON – Mar. 24, 2025 – Elicio Therapeutics, Inc. (Nasdaq: ELTX, “Elicio Therapeutics” or “Elicio”), a clinical-stage biotechnology company developing a pipeline of novel immunotherapies for the treatment of cancer, today announced the appointment of Preetam Shah, Ph.D., MBA, as Chief Strategy and Financial Officer, effective as of the date hereof. Dr. Shah brings a wealth of leadership experience to Elicio after previously serving as chief financial officer, chief business officer, and in other senior leadership roles at multiple publicly traded biotechnology companies. “We are pleased to welcome Preetam to Elicio’s executive team,” said Robert Connelly, Ph.D., President and Chief Executive Officer of Elicio. “He joins us during an exciting time. We remain encouraged by the potential of ELI-002 and the broad applicability of the Amphiphile platform, and I am confident that Preetam’s extensive experience in corporate finance, strategy, and business development will be a tremendous asset to our Company.” “I am thrilled to join Elicio at an important time for the Company ahead of its disease-free survival event- driven interim analysis for its Phase 2 AMPLIFY-7P study. I believe the combination of a seasoned team and the breadth of promising early data already generated for ELI-002 puts the Company in a strong position to succeed. I look forward to working with the outstanding team at Elicio as we advance ELI-002 and our immunotherapy platform through clinical development,” said Dr. Shah. “My primary focus will be to ensure that our financial and corporate strategies align with our overarching goal of efficiently bringing cutting-edge cancer immunotherapeutics to patients.” Prior to joining Elicio, Dr. Shah served as the Chief Financial Officer and Chief Business Officer of Cidara Therapeutics, a publicly traded biotechnology company, where he oversaw multiple corporate financings and business development transactions, and helped guide its corporate strategy. Prior to Cidara, Dr. Shah served as Executive Vice President, Chief Financial Officer and Treasurer for Brainstorm Cell Therapeutics, a publicly traded biotechnology company, where he directed and implemented key financing strategies and corporate initiatives. Additionally, Dr. Shah has held senior roles as an investment banker at Barclays Capital PLC and Canaccord Genuity Inc., where he advised healthcare companies on equity, debt, and M&A transactions. As the founder of Saisarva LLC, a healthcare consulting firm, Dr. Shah executed and negotiated numerous licensing deals with pharmaceutical companies and consulted for healthcare-focused private equity and hedge funds. Additionally, Dr. Shah served as Vice President, U.S. Operations and Investments, at Reliance Capital USA Ventures, an affiliate of Reliance ADA Group Companies, where he was responsible for guiding early- stage venture investments. Dr. Shah holds a Ph.D. in microbiology from the University of Mississippi Medical Center and an MBA in finance from the Wharton School, University of Pennsylvania. He completed a post-doctoral fellowship in infectious diseases from Stanford University School of Medicine. About Elicio Therapeutics Elicio Therapeutics, Inc. (Nasdaq: ELTX) is a clinical-stage biotechnology company advancing novel immunotherapies for the treatment of high-prevalence cancers, including mKRAS-positive pancreatic and colorectal cancers. Elicio intends to build on recent clinical successes in the personalized cancer vaccine space to develop effective, off-the-shelf vaccines. Elicio’s Amphiphile (“AMP”) technology aims to enhance the education, activation, and amplification of cancer-specific T cells relative to conventional vaccination strategies, with the goal of promoting durable cancer immunosurveillance in patients. Elicio’s ELI-002 lead program is an off-the-shelf vaccine candidate targeting the most common KRAS mutations, which drive approximately 25% of all solid tumors. ELI-002 is being studied in an ongoing, randomized clinical trial in patients with mKRAS-positive pancreatic cancer who completed standard therapy but remain at high risk of relapse. Elicio’s pipeline includes additional off-the-shelf therapeutic cancer vaccines, including ELI-007 and ELI-008, that target BRAF-driven cancers and p53 hotspot mutations, respectively. For more information, please visit www.elicio.com. About ELI-002 Elicio’s lead product candidate, ELI-002, is a structurally novel investigational AMP cancer vaccine that targets cancers that are driven by mutations in the KRAS-gene—a prevalent driver of many human cancers. ELI-002 is comprised of two powerful components that are built with Elicio’s AMP technology consisting of AMP-modified mutant KRAS peptide antigens and ELI-004, an AMP-modified CpG oligodeoxynucleotide adjuvant that is available as an off-the-shelf subcutaneous administration. ELI-002 2P (2-peptide formulation) has been studied in the Phase 1 (AMPLIFY-201) trial in patients with high relapse risk mKRAS-driven solid tumors, following surgery and chemotherapy (NCT04853017). ELI-002 7P (7-peptide formulation) is currently being studied in a Phase 1/2 (AMPLIFY-7P) trial in patients with mKRAS- driven pancreatic cancer (NCT05726864). The ELI-002 7P formulation is designed to provide immune response coverage against seven of the most common KRAS mutations present in 25% of all solid tumors, thereby increasing the potential patient population for ELI-002. About the Amphiphile Platform Elicio’s proprietary AMP platform delivers investigational immunotherapeutics directly to the “brain center” of the immune system – the lymph nodes. Elicio believes this site-specific delivery of disease-specific antigens, adjuvants and other immunomodulators may efficiently educate, activate and amplify critical immune cells, potentially resulting in induction and persistence of potent adaptive immunity required to treat many diseases. In preclinical models, Elicio observed lymph node-specific engagement driving therapeutic immune responses of increased magnitude, function and durability. Elicio believes its AMP lymph node-targeted approach will produce superior clinical benefits compared to immunotherapies that do not engage the lymph nodes based on preclinical studies. Elicio’s AMP platform, originally developed at the Massachusetts Institute of Technology, has broad potential in the cancer space to advance a number of development initiatives through internal activities, in-licensing arrangements or development collaborations and partnerships. The AMP platform has been shown to deliver immunotherapeutics directly to the lymph nodes by latching on to the protein albumin, found in the local injection site, as it travels to lymphatic tissue. In preclinical models, Elicio observed lymph node-specific engagement driving immune responses of increased magnitude, function and durability. Cautionary Note on Forward-Looking Statements Certain statements contained in this communication regarding matters that are not historical facts, are forward- looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding Elicio’s planned clinical programs, including planned clinical trials, the potential of Elicio’s product candidates and the broad applicability of Elicio’s platform, and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Elicio undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, Elicio’s financial condition, including its anticipated cash runway and ability to obtain the funding necessary to advance the development of ELI-002 and any other future product candidates, and Elicio’s ability to continue as a going concern; Elicio’s plans to develop and commercialize its product candidates, including ELI-002; the timing of the availability of data from Elicio’s clinical trials, including the disease-free survival event-driven interim analysis for its Phase 2 AMPLIFY-7P study; the timing of any planned investigational new drug application or new drug application; Elicio’s plans to research, develop and commercialize its current and future product candidates; and Elicio’s estimates regarding future revenue, expenses, capital requirements and need for additional financing. New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in the Annual Report on Form 10-K filed with the SEC on March 29, 2024, as amended on April 29, 2024, under the heading “Risk Factors”, and any subsequent reports and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to Elicio as of the date of this release. Elicio does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this release, except to the extent required by law. Investor Relations Contact Carlo Tanzi, Ph.D. ctanzi@kendallir.com